May 15, 2019

Jiangsu Aoxin New Energy Automobile Co., Ltd.

Address: No.43, Hope Avenue South Road

Yancheng Economic and Technological Development Zone

Jiangsu Province, China

Postcode: 224007

Aoxin Motors:

This notice serves to officially terminate any and all discussions and prior agreement(s) or understanding(s) between 2050 Motors, Inc. including signed documents dated October 25, 2012 and supplemented on October 21,2016 and July 18, 2017. It is unfortunate that after seven (7) years, Aoxin Motors has not been able to obtain required licenses to manufacture and sell the e-GO vehicle in China.

We have vehicle deposits with Aoxin Motors of $US 24,405. Given Aoxin’s failure to deliver promised products to 2050 Motors, I request that you return these deposits to our offices by international wire as follows:

●	2050 Motors, Inc.
●	Bank of America
●	Account #291028003885
●	Bank of America’s SWIFT code BOFAUS3N should be used for wires in U.S. dollars. Bank of America’s SWIFT code BOFAUS6S should be used for wires in foreign currency.

Please confirm receipt of this correspondence.

Thank you.

Vikram Grover

CEO

2050 Motors, Inc.

USA +1-(212) 731-4807

vik@2050motors.com